UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 26, 2020

                            CARBON ENERGY CORPORATION
                      ------------------------------------
                (Name of registrant as specified in its charter)

        Delaware              000-02040       26-0818050
        State of           Commission File    IRS Employer
      Incorporation            Number        Identification
                                                 No.

                           1700 Broadway, Suite 1170,
                             Denver, Colorado 80290
                     Address of principal executive offices

                                 (720) 407-7030
                      Telephone number, including area code

           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

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       Title of each         Trading           Name of each exchange on which
           class            Symbol(s)                    registered
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         None                  N/A                         N/A
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Item 5.03  Amendment to Articles of  Incorporation  or bylaws,  Change in Fiscal
           Year

     On October 22, 2020, shareholders owning a majority of the Company's outstanding shares of common stock amended the Company's Certificate of Incorporation to reverse split the outstanding shares of the Company's common stock on a 4-for-1 basis.

     The amendment was filed with the Delaware Secretary of State on October 26, 2020.

     The reverse stock split will become effective in the over-the-counter markets following notification by FINRA of the effective date of the reverse stock split.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

October 28, 2020

                                CARBON ENERGY CORPORATION

                                By:/s/ Erich Kirsch
                                   Erich Kirsch
                                   Senior Vice President of Finance &
                                   Accounting